WAYNE
                                     HUMMER
                                     INCOME
                                      FUND

                                     Annual
                              Financial Statements

                                     Audited
                                 March 31, 1997

      WAYNE
      HUMMER
      INCOME
      FUND

Photo of: David P. Poitras

Dear Fellow Shareholder,

Welcome to the Wayne Hummer Income Fund annual report. This report covers the twelve month period ending March 31, 1997.

Your Fund earned a total return of 4.32% for the annual period ending March 31, 1997, and paid income dividends of $.92 per share. The results earned by the Fund stood in line with those posted by broad-based fixed income market indexes. For example, the Merrill Lynch Domestic Master Index and the Merrill Lynch Corporate and Government Index of 1 to 9.99 Year Maturities posted total returns of 4.86% and 4.82%, respectively, over the same one-year period.

The past year has been a difficult period for the bond market. During that time, interest rates rose and bond prices fell. Signs of strong economic growth prompted concerns among many investors that inflation would rise--generally, higher rates of inflation result in higher interest rates and lower bond prices. On March 25, 1997, the Federal Reserve Bank delivered a preemptive monetary strike, raising short-term interest rates by 25 basis points. Although the bond market reacted negatively to the interest rate hike, we believe that by increasing short-term interest rates now, and thereby slowing the economy, the Federal Reserve Bank is paving the way for lower interest rates in the future.

While interest rates were rising, we were extending the average life of the Fund's portfolio of fixed-income securities. By doing so, we locked-in higher yielding interest rates for longer periods of time. The average life and duration of the Fund's portfolio were 7.73 years and 5.31 years, respectively, at March 31, 1997, up from 6.93 years and 4.96 years, six months earlier. Extending the portfolio's maturity and duration should enhance the Fund's performance if interest rates remain steady or fall.

Looking ahead, the Federal Reserve Bank may increase short-term interest rates further, but our forecast calls for relatively stable intermediate-term and long-term interest rates. The Fund's portfolio of investments is appropriately positioned for that scenario. If, on the other hand, intermediate and long-term interest rates rise, we will move to extend the Fund's average life and duration slightly, thereby locking in higher yielding investments.

Over recent months, the relative yield advantage of corporate bonds versus government bonds has narrowed. As a result we have increased the portfolio's allocation of U.S. government and U.S. government agency securities. Currently, these issues account for 44% of the portfolio's total assets. The credit quality of the Fund's portfolio of investments remains high. Moody's Investor Service or Standard & Poor's rates all of the Fund's investments within the four highest credit quality categories.

In July, 1996, the Fund's Board of Trustees approved a nonfundamental investment policy that clarifies our ongoing investment management philosophy. The policy states that under normal market conditions the Income Fund will invest at least 65% of its assets in securities with an average life of between three and ten years, such that the dollar-weighted average life of its portfolio will be expected to be between three and ten years. This policy more closely reflects the typical makeup of the Fund's portfolio of investments, and it states more clearly the Fund's management philosophy of investing, primarily, in intermediate-term fixed-income securities.

For the reasons listed above, we have also changed the Fund's benchmark index from the Merrill Lynch Domestic Master Index to the Merrill Lynch Corporate and Government 1-9.99 Year Index. The latter index provides a better comparative measure of the Fund's composition and performance than the former index. Page 1 provides a comparative table and graph detailing the Fund's performance relative to both of these broad-based fixed income indexes.

Should you have any question regarding your investment in the Wayne Hummer Income Fund, feel free to call us at 1-800-621-4477. Thank you for your continued support.

Sincerely,

/s/ David P. Poitras

David P. Poitras
Vice President and Portfolio Manager
April 4, 1997

                       INVESTING IN BOND MUTUAL FUNDS

WHAT IS A BOND VS. A BOND FUND?
The best way to think of a bond is as an IOU. The issuer of the bond, which can be, among others, the U.S. government, a corporation, or a municipality, essentially borrows money from the purchaser of the bond and agrees to pay the purchaser a fixed rate of interest on the borrowed funds for a specific period of time. At the end of that period, the issuer returns 100% of the borrowed funds to the purchaser.

A bond mutual fund is a professionally managed portfolio of individual bonds that have the primary objective of providing shareholders with current income.

WHAT ADVANTAGES DOES INVESTING IN A BOND FUND HAVE OVER BUYING INDIVIDUAL BONDS?
   The key advantages of a bond fund over an individual bond are:
   1. Liquidity--You can buy and sell shares of a bond mutual fund any business day at that day's net asset value (NAV). Individual bonds can be more difficult to trade.
   2. Monthly income--Most individual bonds only pay interest every six months.
   3. Diversification--A mutual fund gives you ownership in a portfolio of many different bonds. When you buy individual bonds, your fortunes are tied to a single issuer. Mutual funds may differ in the type of bonds in which they primarily invest, i.e. municipal bonds, corporate bonds, and high yield bonds.
   4. Full-time professional management--Experienced bond analysts and managers select bonds for the portfolio and closely monitor the quality of all holdings on an ongoing basis using information resources not readily available to individual investors.

ARE THERE ANY DISADVANTAGES?
One disadvantage of bond funds over individual bonds is that bond funds never mature. To understand why this is a disadvantage, you need to understand the relationship between bonds and interest rates.

Bond prices generally go in the opposite direction of interest rates. When interest rates go up, bond prices go down, and when interest rates go down, bond prices go up. For example, if you own a bond that pays 6% interest annually and interest rates go down, rates on new bonds will be lower than the rate on your bond. That will make your 6% bond more attractive to investors, which will cause its price to increase. You could then sell it for more than you paid for it.

If interest rates rise, however, your 6% bond will not be attractive because investors will prefer new, higher-yielding bonds. If you need to sell a bond in this environment, you probably would not be able to recoup your purchase price.

If you own an individual bond and hold it to maturity, price fluctuations will not affect you. You will simply redeem your bond at maturity for the full purchase price. Since your bond fund shares never mature, however, they are subject to interest rate risk and could be worth more or less than the purchase price when you decide to sell them.

WHAT ARE THE RISKS OF INVESTING IN BONDS?
Bond investors are subject to two types of risk, interest rate risk, which is discussed in the previous question, and credit risk, which is the risk that the bond issuer will be unable to make interest and/or principal payments to bondholders.

Most bonds carry credit ratings, which are assigned by various independent bond rating agencies, such as Standard & Poor's or Moody's. As a bond's credit rating goes up, the likelihood of default goes down. So does the yield, however. Bonds that carry ratings below "investment grade" have to pay higher yields to compensate bondholders for accepting higher risk. Bond funds specify what types of bonds they will purchase and the credit ratings of those bonds. For example, the Wayne Hummer Income Fund invests primarily in investment-grade corporate debt securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, and obligations of, or guaranteed by, the U.S. Government and its agencies.

Some rules of thumb: the longer the maturity of a bond, the higher the volatility, i.e., the more susceptible it is to fluctuations in price. Investment-grade bonds have lower risk of default than high-yield (sometimes called "junk") bonds. U.S. government bonds are considered to be the safest investments because they are backed by the full faith and credit of the U.S. government. The Wayne Hummer Income Fund invests primarily in corporates and U.S. government securities.

WHAT SHOULD AN INVESTOR LOOK FOR IN A BOND FUND?
It is important to examine a fund's structural and portfolio characteristics to determine if that fund is appropriate for you and your investment goals. Some key characteristics to examine are as follows:

   1. What are the credit ratings of bonds in the fund's portfolio?
      U.S. government bonds and investment grade bonds are the highest quality and indicate that the fund is more conservative and will generate lower yields than more aggressive funds that invest in lower quality or "junk" bonds.

   2. What is the average maturity?
      A fund with shorter maturities is less subject to price fluctuations than funds with longer maturities. However, shorter-maturity funds usually pay a lower rate of interest, which reflects their lower level of risk.

   3. How long has the fund been in business?
      You might have more confidence in a relatively new fund if it is offered by an established firm.

   4. How long has the portfolio manager been with the fund?
      If he or she is new to the fund you can be buying an unknown quantity.

   5. Is the fund taxable or tax-exempt?
      Depending on your tax bracket, a lower-yielding tax-free bond fund may provide higher after-tax returns than a taxable fund.

Finally, if you are comfortable with the characteristics of a fund, take a look at long-term performance. Remember that experience shows it is much more beneficial to stay in a fund for the long-term, instead of trying to time the market.

[line chart]

WAYNE HUMMER INCOME FUNDS VS.
MERRIL LYNCH DOMESTIC MASTER INDEX
AND MERRILL LYNCH CORPORATE AND GOVERNMENT INDEX

                INCOME    DOMESTIC  CORPORATE
                 FUND      MASTER   AND GOVERNMENT
DATE                       INDEX     INDEX


 12/1/92         10000     10000   10000.0
12/31/92         10035     10149   10130.2
 3/31/93         10431     10572   10531.1
 6/30/93         10737     10855   10751.2
 9/30/93         11080     11155   11004.3
12/31/93         11044     11166   11022.5
 3/31/94         10892     10857   10812.0
 6/30/94         10722     10742   10750.9
 9/30/94         10751     10803   10836.5
12/31/94         10835     10851   10831.1
 3/31/95         11344     11393   11303.2
 6/30/95         11865     12094   11867.8
 9/30/95         12115     12327   12062.4
12/31/95         12516     12860   12490.9
 3/31/96         12342     12634   12389.2
 6/30/96         12412     12694   12462.1
 9/30/96         12595     12928   12680.8
12/31/96         12956     13322   12993.3
 3/31/97         12875     13248   12986.6



                                               MERRILL LYNCH DOMESTIC           MERRILL LYNCH CORPORATE AND GOVERNMENT
     WAYNE HUMMER INCOME FUND                       MASTER INDEX                  INDEX OF 1 TO 9.99 YEAR MATURITIES

 PERIOD   GROWTH      TOTAL RETURN        PERIOD   GROWTH      TOTAL RETURN        PERIOD   GROWTH      TOTAL RETURN
  ENDED     OF       CUMU-   AVERAGE      ENDED      OF       CUMU-    AVERAGE     ENDED      OF       CUMU-   AVERAGE
 3/31/97  $10,000    LATIVE   ANNUAL      3/31/97  $10,000    LATIVE   ANNUAL      3/31/97  $10,000    LATIVE   ANNUAL


  1 Year  $10,432     4.32%    4.32%       1 Year  $10,486     4.86%    4.86%       1 Year  $10,482     4.82%   4.82%
12/1/92-  $12,875    28.75%    6.01%     12/1/92-  $13,248    32.48%    6.71%     12/1/92-  $12,987    29.87%   6.22%
 3/31/97                                  3/31/97                                  3/31/97

NOTE: This graph compares the results of $10,000 invested in Wayne Hummer Income
      Fund on December 1, 1992, with the Merrill Lynch Domestic Master Index and the Merrill Lynch Corporate and Government Index. These indices are unmanaged and all returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[Pie Charts]

PORTFOLIO HIGHLIGHTS

The chart below emphasizes the high quality of securities in the portfolio. The average rating of our holdings is A.

PORTFOLIO QUALITY


AAA       45%
 AA        8%
  A       20%
BBB       27%

Portfolio holdings are subject to change and may not represent future portfolio composition. Quality breakdown as rated by S&P Corporate Bond Ratings.


The investment philosophy of the Fund is to invest primarily in intermediate-term fixed income securities. Average maturity is determined by the maturity or reasonable call date.

      MATURITY SCHEDULE


Less than 3 Years        12%
3-10 Years               71%
Over 10 Years            17%

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


STATEMENT OF ASSETS AND LIABILITIES
                                                                      March 31,
ASSETS                                                                   1997
                                                                    -----------


Investments, at value (Cost: $22,031,822)....................       $21,556,935
Interest receivable..........................................           390,478
Cash.........................................................           127,801
Receivable for Fund Shares sold..............................            58,326
Deferred organizational costs
  (net of accumulated amortization of $52,000)...............             8,000
Prepaid expenses.............................................             8,025
                                                                     ----------
              Total assets...................................        22,149,565

LIABILITIES AND NET ASSETS
Payable for investment purchased.............................            96,293
Organizational costs payable.................................            11,000
Dividends payable............................................            20,763
Due to Wayne Hummer Management Company.......................             9,410
Accounts payable.............................................            13,627
                                                                    -----------
              Total liabilities..............................           151,093
                                                                    -----------
Net assets applicable to 1,500,981 Shares outstanding,
 no par value, equivalent to $14.66 per Share ...............       $21,998,472
                                                                    ===========

ANALYSIS OF NET ASSETS
Paid-in capital..............................................       $23,535,117
Net unrealized depreciation of investments...................          (474,887)
Accumulated net realized loss on sales of investments........        (1,061,758)
                                                                    -----------
Net assets applicable to Shares outstanding..................       $21,998,472
                                                                    ===========
THE PRICING OF SHARES
Net asset value, offering and redemption price per Share
 ($21,998,472 / 1,500,981 Shares outstanding)                       $     14.66
                                                                    ===========


                       STATEMENT OF OPERATIONS
                                                                        Year
                                                                        Ended
                                                                       March 31,
INVESTMENT INCOME:                                                      1997
                                                                    -----------


  Interest...................................................        $1,731,738

EXPENSES:
  Management fee.............................................           119,230
  Transfer agent fees........................................            25,827
  Professional fees..........................................            22,200
  Amortization of organization costs.........................            12,000
  Printing and reporting fees................................            10,650
  Portfolio pricing costs....................................            10,177
  Portfolio accounting costs.................................             9,366
  Custodian fees.............................................             8,900
  Trustee fees...............................................             6,800
  Other                                                                  15,695
                                                                     ----------
              Total expenses.................................           240,845
                                                                     ----------
Net investment income........................................         1,490,893
                                                                     ----------
Net realized loss on sales of investments....................          (141,101)
Change in net unrealized depreciation........................          (312,194)
                                                                     ----------
Net realized and unrealized loss on investments..............         (453,295)
                                                                     ----------
Net increase in net assets resulting from operations..........       $1,037,598
                                                                     ==========

           See accompanying notes to financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS

                                                        Year ended March 31,
OPERATIONS:                                           1997              1996
                                                      ----              ----


  Net investment income......................    $ 1,490,893        $ 1,786,001
  Net realized loss on sales of investments..       (141,101)           (63,196)
  Change in net unrealized depreciation......       (312,194)           522,725
                                                 -----------        -----------
Net increase in net assets resulting
 from operations...........................        1,037,598          2,245,530

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income....................       (1,479,285)        (1,774,546)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold...............         2,190,162          3,761,780
  Shares issued upon reinvestment of dividends     1,118,817          1,319,391
                                                  ----------          ---------
                                                   3,308,979          5,081,171
  Less payments for Shares redeemed...........     6,267,431          6,505,751
                                                  ----------          ---------
Decrease from Capital Share transactions......    (2,958,452)        (1,424,580)
                                                  ----------          ---------
Total decrease in net assets..................    (3,400,139)          (953,596)

NET ASSETS:
  Beginning of year...........................    25,398,611         26,352,207
                                                 -----------        -----------
  End of year ................................   $21,998,472        $25,398,611
                                                 ===========        ===========


FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each period)


                                                                                                  December 1, 1992
                                                                  Year ended March 31,                 through
                                               1997           1996          1995           1994    MARCH 31, 1993(a)
                                               ----           ----          ----           ----    ------------------


Net asset value, beginning of period.......   $14.95         $14.69        $15.10         $15.41         $15.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................     0.92           1.02          0.99           0.95           0.25
  Net realized and unrealized gains (losses)
  on investments                               (0.29)          0.26         (0.42)         (0.26)          0.41
                                              ------         ------         -----         ------         ------
Total from investment operations...........     0.63           1.28          0.57           0.69           0.66

LESS DISTRIBUTIONS:
  Dividends from net investment income.....    (0.92)         (1.02)        (0.98)         (0.95)         (0.25)
  Dividends from net realized gain on
  investments                                   0.00           0.00          0.00(d)       (0.05)          0.00
                                               -----          -----         -----         ------         ------
      Total distributions..................    (0.92)         (1.02)        (0.98)         (1.00)         (0.25)
                                               -----          -----         -----         ------         ------
Net asset value, end of period.............  $ 14.66        $ 14.95       $ 14.69        $ 15.10        $ 15.41
                                               =====          =====         =====         ======         ======
Total Return...............................     4.32%          8.79%         4.16%          4.42%          4.31%

RATIOS AND SUPPLEMENTARY DATA:
  Net assets, end of period (000's)........  $21,998        $25,398       $26,352        $33,652        $19,135
  Ratio of expenses to average net assets..    1.01%          0.91%         0.94%          1.13%          1.39%(b)(c)
  Ratio of net investment income to average
   net assets                                  6.25%          6.80%         6.70%          6.14%          5.58%(b)(c)
  Portfolio turnover rate..................      39%            46%           32%            86%           141%(c)


Notes to Financial Highlights:
a) Commencement of operations was December 1, 1992.
b) During the fiscal period ended March 31, 1993, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of expenses to average net assets would have increased, and the ratio of net investment income to average net assets would have increased, and the ratio of net investment income to average net assets would have decreased by 0.10%.
c) Determined on an annualized basis.
d) Less than $.01 per share.


                  See accompanying notes to financial statements.


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


                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1997

                                                          PRINCIPAL
CORPORATE OBLIGATIONS (53.2)%                               AMOUNT      VALUE
                                                          ---------   ---------


AUTO & MACHINERY  (4.0%)

Johnson Controls, Inc., 7.70%, due 03/01/15               $350,000   $ 352,139
Parker-Hannifin Corporation, 9.750%,
  due 02/15/21                                             480,000     535,186
                                                                     ---------
                                                                       887,325
BANKS & FINANCE (4.9%)

Citicorp, 9.375%, due 03/01/16                             149,000     154,425
Ford Motor Credit Company, 6.125%,
  due 01/09/06                                             500,000     454,485
Norwest Corporation, 7.650%, due 03/15/05                  360,000     365,710
St. Paul Bancorp, Inc., 7.125%, due 02/15/04               100,000      96,353
                                                                     ---------
                                                                     1,070,973
BROKERAGE (2.1%)

Merrill Lynch & Co., Inc., 5.539%, due 05/19/03(b)         500,000     473,906

PAPER & FOREST PRODUCTS (8.8%)

Boise Cascade Corporation, 9.875%,
  due 02/15/01                                           1,000,000   1,050,040
Champion International Corporation, 6.400%,
  due 02/15/26                                             500,000     458,375
Georgia Pacific Corporation, 9.750%,
  due 01/15/18                                             415,000     433,712
                                                                     ---------
                                                                     1,942,127
RETAIL (5.6%)

May Department Stores Company, 9.875%,
  due 06/01/17                                             655,000     689,473
Penney (J.C.) Company, Inc., 9.450%,
  due 07/15/02                                             500,000     531,380
                                                                     ----------
                                                                     1,220,853
TELECOMMUNICATIONS (4.5%)

Mountain States Telephone & Telegraph Co.,
  5.500%, due 06/01/05                                     269,000     236,949
NYNEX Corporation, 9.550%, due 05/01/10                    690,238     757,902
                                                                      --------
                                                                       994,851
TRANSPORTATION (7.7%)

Canadian Pacific Limited, 8.850%, due 06/01/22             500,000     517,180
Union Pacific Corporation, 6.125%, due 01/15/04            200,000     184,258
United Air Lines, Inc., 9.760%, due 05/27/06               930,124     984,108
                                                                     ---------
                                                                     1,685,546
UTILITIES (4.5%)

Commonwealth Edison Company
  8.125%, due 01/15/07                                     500,000     502,165
  8.875%, due 10/01/21                                     485,000     483,540
                                                                       -------
                                                                       985,705

MISCELLANEOUS (11.1%)
Browning-Ferris Industries, Inc., 6.375%,
  due 01/15/08                                            $500,000 $   456,545
CBI Industries, Inc., 6.250%, due 06/30/00                 500,000     487,110
Crown Cork & Seal Company, Inc., 8.375%,
  due 01/15/05                                             100,000     104,221
Eastman Kodak Company, 9.750%,
  due 10/01/04                                             325,000     372,456
Inco Ltd., Convertible Debenture, 7.750%,
  due 03/15/16                                             500,000     526,875
Pennzoil Company, 10.250%, due 11/01/05                    186,000     211,006
Reynolds Metals Company, 9.400%,
  due 02/15/05                                             250,000     276,550
                                                                    ----------
                                                                     2,434,763
                                                                    ----------
TOTAL CORPORATE OBLIGATIONS (Cost: $11,966,670)                     11,696,049
                                                                    ----------

MUNICIPALITY-TAXABLE (1.2%)
Virginia State Housing Development, 7.950%,
  due 05/01/13  (Cost: $253,715)                        250,000        261,562

MORTGAGE-BACKED SECURITIES (20.7%)
COLLATERALIZED MORTGAGE OBLIGATIONS (14.1%)

Federal Home Loan Mortgage Corporation (10.9%)
  7.500%, due 11/15/08                                  500,000        492,365
  7.500%, due 02/15/20                                  400,000        396,000
  8.000%, due 03/15/21                                1,000,000        993,450
  8.000%, due 04/15/22                                  500,000        509,950
                                                                     ---------
                                                                     2,391,765
Federal National Mortgage Association (3.2%)
  8.000%, due 02/25/07                                     500,000     510,160
  8.500%, due 06/25/21                                     200,000     204,112
                                                                     ---------
                                                                       714,272
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.3%)

  11.250%, due 04/01/01                                    101,465     107,822
  10.750%, due 09/01/15                                    129,820     142,361
  10.500%, due 01/01/16                                     84,092      91,732
  10.500%, due 06/01/19                                    276,668     304,041
   9.000%, due 12/01/19                                     93,646      97,648
   8.000%, due 12/01/22                                    207,181     207,983
                                                                     ---------
                                                                       951,587




                              PORTFOLIO OF INVESTMENTS

                                                        PRINCIPAL
                                                         AMOUNT        VALUE
                                                        ----------  -----------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.3%)

    9.000%, due 11/15/01                                 $152,386   $  158,529
    8.500%, due 09/20/16                                   61,671       62,705
    8.000%, due 01/20/17                                   31,455       31,455
    9.000%, due 02/20/27                                  246,261      256,021
                                                                     ---------
                                                                       508,710
                                                                     ---------
TOTAL MORTGAGE-BACKED SECURITIES (Cost: $4,638,418)                  4,566,334

U.S. GOVERNMENT AND AGENCY
  ISSUES (22.9%)
Federal National Mortgage Association                      500,000     488,425
  6.820%, due 08/23/05
U.S. Treasury Note, 8.500%, due 11/15/00                 1,720,000   1,819,020
U.S. Treasury Note, 6.500%, due 05/15/05                 1,360,000   1,324,776
U.S. Treasury Note, 6.250%, due 02/15/07                 1,100,000   1,047,849
U.S. Treasury Strips, 0%, due 02/15/21                   2,000,000     352,920
                                                                     ---------
  TOTAL U.S. GOVERNMENT AND AGENCY
    ISSUES (Cost: $5,173,019)                                        5,032,990
                                                                     ---------

TOTAL INVESTMENTS (Cost: $22,031,822) (98.0%)                       21,556,935
CASH AND OTHER ASSETS, LESS LIABILITIES (2.0%)                         441,537
                                                                    ----------
NET ASSETS (100.0%)                                                $21,998,472
                                                                   ===========

Note to Portfolio of Investments:

(a) Based on the cost of investments of $22,031,822 for federal income tax purposes at March 31, 1997, the aggregate gross unrealized appreciation was $73,508, the aggregate gross unrealized depreciation was $548,395 and the net unrealized depreciation of investments was $474,887.

(b)  Floating rate security. Rate shown is the interest rate at March 31, 1997.

                          NOTES TO FINANCIAL STATEMENTS

Organization:
   Wayne Hummer Investment Trust (the "Trust"), is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Income Fund and the Wayne Hummer Growth Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Income Fund (the "Fund"). The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve as high a level of current income as is consistent with prudent investment management.

1. SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION
   Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities for which no market quotations are available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

   DEFERRED ORGANIZATIONAL COSTS
   Certain organizational costs are reimbursable by the Fund to Wayne Hummer Management Company, the Fund's Investment Adviser. The costs are being amortized on the straight-line method and repaid quarterly over a five-year period.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Dividends from net investment income are declared and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for mortgage-backed securities.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1997, amounting to $1,061,758, is available to offset future capital gains. If not applied, $880,524 of the loss carry forward expires in 2003, $51,741 expires in 2004 and $129,493 expires in 2005.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 1997, the Fund incurred management fees of $119,230.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

   Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1997, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $6,800.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows:

                                            Year ended
                                          March 31, 1997
                                           -------------
   Purchases                                $ 8,896,351
   Proceeds from sales                      $10,156,810

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                                Year Ended March 31,
                                             1997               1996
                                            -------            -------
   Shares sold                              147,250            247,976
   Shares issued upon reinvestment
   of dividends                              75,320             87,237
                                            -------            -------
                                            222,570            335,213
   Shares redeemed                         (420,513)          (430,420)
                                            -------            -------
   Net decrease in Shares outstanding      (197,943)           (95,207)
                                            =======            =======

7. FEDERAL TAX STATUS OF 1996 DIVIDENDS
   The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with the U.S. Treasury Department regulations.

                            REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Income Fund as of March 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Income Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
May 2, 1997

==============================================================================
BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss                                   MEMBER OF
Patrick B. Long                                   100% NO-LOAD(TM) MUTUAL FUND
Eustace K. Shaw                                                    COUNCIL
==============================================================================

WAYNE HUMMER
INVESTMENTS LLC

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

300 South Wacker Drive
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

                                      WAYNE
                                     HUMMER
                                     INCOME
                                      FUND

                                     Annual
                                    Financial
                                   Statements

                                 March 31, 1997
                                    (Audited)


WAYNE HUMMER
INCOME FUND

300 South Wacker Drive
Chicago, IL 60606-6607

                                      WAYNE
                                     HUMMER
                                     GROWTH
                                      FUND

                                     Annual
                              Financial Statements

                                     Audited
                                 March 31, 1997

WAYNE
HUMMER
GROWTH
FUND

Photo of: Thomas J. Rowland

Dear Shareholder:

This annual report of the Wayne Hummer Growth Fund ( the "Fund") covers its thirteenth complete fiscal year which ended March 31, 1997. The report contains a chart which compares a hypo thetical $10,000 investment in the Fund for the past ten years with a like amount invested in "the market", as well as management's discussion and analysis of the Fund's performance during the fiscal year. As proxies for "the market" we again provide both the Standard & Poor's Composite Stock Price Index (the S&P 500) and the Russell Mid-Cap Index.

For the fiscal year ended March 31, 1997, the value of a fund share increased to $28.03 from $26.37 on March 31, 1996, or 6.3%. If distributions to shareholders of income and capital gains were reinvested, the Fund's total return would be 11.6%. During this same period the total return of the S&P 500 was 19.8% and the Russell Mid Cap Index, 11.3%, as the mid-cap sector of the market continued to lag the stocks of large market capitalization companies.

The S&P 500, like the Dow Jones Industrial Average, is widely recognized and commonly cited in the financial media as a barometer of stock market activity. Stocks in the S&P 500 represent a broad distribution by industry group, comparable to that of stocks traded on the New York Stock Exchange. In fact, 91% of the total market value of the S&P 500 is composed of companies listed on the New York Stock Exchange.

At calendar year-end, the companies comprising the S&P 500 had a median market capitalization in excess of $5.4 billion, while the stocks in the Fund's portfolio had a significantly smaller median market capitalization of $2.5 billion. This reflects the emphasis placed in the past several years on attempting to identify and acquire promising investments that would generally be characterized as mid-capitalization stocks. We believe, therefore, that the Russell Mid-Cap Index more closely represents the significant characteristics of the Fund. The Russell Mid-Cap Index had a median market capitalization of $2.2 billion. It carries a 19.2 price/earnings ratio on composite estimated 1997 earnings, and had a 15.2% return on shareholders equity last year. The securities in the Fund's portfolio carry a price/earnings ratio of 18.8 on expected 1997 earnings, and had a 17.0% return on shareholders equity last year.

As is evident on the enclosed graph, the performance of the Fund tracked that of the two indices quite closely for much of its history, but developed an obvious negative divergence which became most pronounced in the very strong market performance covering the past two fiscal years. Only a part of the negative variation can be attributed to the Fund's expense ratio which averaged 1.06% (currently 0.99%) over the past five years. Despite its double digit returns in each of the past two years, the Fund significantly lagged the market returns over this two year period. The Fund has historically tended to trail the indices in strong markets and produce its best relative returns in more adverse market environments. Independent assessments of the Fund over the years have characterized it as a relatively low risk fund over all time periods measured, as reflected by its volatility. A standard measure of volatility (or risk) is beta. A lower value connotes less volatility; a higher value, greater volatility compared to the market. The market (S&P 500) beta, or central value, is 1.0. The Fund's beta has consistently fallen in a range of .75-.95.

As discussed at some length in our previous shareholder letter, much of the market strength of the past year was narrowly based on a relatively small group of stocks with huge market values.* We are encouraged that the Fund modestly narrowed its performance divergence against the Russell

Mid-Cap over the past fiscal year, and we remain confident of the validity of our mid-cap emphasis.

The Fund paid a $0.06 ordinary dividend and a $1.02 long term gain distribution today, April 23, 1997.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,

/s/ Thomas J. Rowland

Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust
April 23, 1997


* For a more complete discussion on this topic, please see our previous shareholder letter, a copy of which is available upon request.

                           PORTFOLIO HIGHLIGHTS


                      10 LARGEST HOLDINGS AT MARCH 31, 1997

                                         (% of Total Net Assets)


Illinois Tool Works, Inc                           5.1
Morton International, Inc                          4.9
Scherer (R.P.) Corporation                         4.2
Interpublic Group of Companies, Inc                3.8
Emerson Electric Co                                3.5
Cincinnati Financial Corporation                   3.3
Sara Lee Corporation                               3.1
Old Republic International Corporation             3.0
The Boeing Company                                 2.8
Consolidated Papers, Inc                           2.8


There is no guarantee that the Fund will continue to hold any one particular security. The composition of the Fund's top holdings is subject to change.


                     PORTFOLIO CHANGES FOR THE QUARTER ENDED
                                 MARCH 31, 1997

                                          SHARES

                                               HOLDINGS
ADDITIONS                            INCREASE   3/31/97


Fastenal Company                      30,000     30,000
Schulman (A.), Inc                    15,000    125,000
STERIS Corporation                     7,000     30,000

                                               HOLDINGS
REDUCTIONS                           DECREASE   3/31/97

AMP Incorporated                      10,000    40,000
Calgon Carbon Corporation             40,000       --
Emerson Electric Co                   15,000    80,000
First of America Bank Corporation     15,000    35,000
Northern Trust Corporation            10,000    75,000
UMB Financial Corporation              5,400    27,172

[line chart]

               WAYNE HUMMER GROWTH FUND VS.
              RUSSELL MID-CAP AND THE S&P 500

           Value of $10,000 Initial Investment
                      (Thousands)

                   WAYNE
                  HUMMER
                  GROWTH           S & P       RUSSELL
       DATE        FUND             500        MID-CAP


        1987        10.00           10.00       10.00
                    10.29           10.18       10.50
                    11.03           10.78       11.20
                     8.99            8.34        8.68
        1988         9.40            9.36        9.17
                     9.71           10.04        9.77
                     9.54            9.95        9.80
                     9.62            9.99       10.10
        1989        10.12           10.74       10.82
                    10.73           11.72       11.76
                    11.64           12.84       13.02
                    11.93           12.62       13.28
        1990        12.03           12.13       12.88
                    12.71           12.58       13.68
                    11.18           10.08       11.80
                    12.53           11.17       12.85
        1991        14.13           13.45       14.73
                    14.37           13.53       14.66
                    14.92           14.53       15.45
                    16.14           15.81       16.75
        1992        16.26           16.06       16.33
                    16.15           16.02       16.62
                    17.12           17.43       17.16
                    17.82           19.26       18.03
        1993        17.88           20.31       18.81
                    17.65           20.63       18.88
                    17.73           21.74       19.37
                    18.45           22.02       19.95
        1994        17.76           21.37       19.19
                    17.55           20.91       19.25
                    18.34           22.10       20.20
                    18.28           21.56       20.20
        1995        20.08           23.80       22.16
                    20.59           25.79       24.26
                    21.36           28.08       26.19
                    22.82           28.98       27.76
        1996        23.32           30.73       29.25
                    23.74           31.60       30.55
                    24.18           32.58       31.49
                    25.53           34.49       34.12
        1997        26.03           34.21       35.03


     WAYNE HUMMER GROWTH FUND                        RUSSELL MID-CAP                               S&P 500

 PERIOD   GROWTH      TOTAL RETURN        PERIOD   GROWTH        TOTAL RETURN       PERIOD    GROWTH       TOTAL RETURN
  ENDED     OF       CUMU-   AVERAGE       ENDED     OF         CUMU-    AVERAGE     ENDED     OF         CUMU-   AVERAGE
 3/31/97  $10,000   LATIVE   ANNUAL       3/31/97  $10,000     LATIVE    ANNUAL     3/31/97  $10,000     LATIVE   ANNUAL


  1 Year   11,161    11.61%   11.61%        1 Year   11,133     11.33%    11.33%      1 Year   11,984     19.84%   19.84%
  5 Year   16,002    60.02%    9.86%        5 Year   21,306    113.06%    16.33%      5 Year   21,380    113.80%   16.41%
 10 Year   26,031   160.31%   10.04%       10 Year   34,209    242.09%    13.09%     10 Year   35,037    250.37%   13.36%

NOTE: The Russell Mid-Cap and the S&P 500 Indices are unmanaged and all returns include reinvested dividends.


                           WAYNE HUMMER GROWTH RUND
                     VALUE OF INITIAL $10,000 INVESTMENT

                                  (Thousands)

                                                  VALUE OF       VALUE OF
                                     NET ASSET   REINVESTED     REINVESTED
      QUARTER ENDED    YEAR            VALUE      DIVIDENDS   CAPITAL GAINS


          31-Dec-83    1983               10           0           0
          31-Mar-84                     9.83           0           0
          30-Jun-84                     9.35       0.058           0
          30-Sep-84                     9.98       0.149           0
          31-Dec-84    1984            10.17       0.245           0
          31-Mar-85                    10.67       0.357           0
          30-Jun-85                    11.12       0.504       0.007
          30-Sep-85                    10.53       0.536       0.006
          31-Dec-85    1985            12.25       0.695       0.007
          31-Mar-86                    13.85       0.857       0.008
          30-Jun-86                    13.88       0.926       0.397
          30-Sep-86                    12.57       0.903       0.359
          31-Dec-86    1986            13.33       1.023       0.381
          31-Mar-87                    16.14       1.309       0.461
          30-Jun-87                    15.84       1.436       1.149
          30-Sep-87                    16.93       1.606       1.228
          31-Dec-87    1987            13.22       1.323       1.557
          31-Mar-88                    13.79        1.43       1.624
          30-Jun-88                    14.19       1.523       1.676
          30-Sep-88                     13.9        1.54       1.642
          31-Dec-88    1988            13.74       1.669       1.821
          31-Mar-89                    14.45       1.756       1.915
          30-Jun-89                    15.13       1.935       2.152
          30-Sep-89                    16.36       2.169       2.327
          31-Dec-89    1989            16.41       2.306       2.656
          31-Mar-90                    16.54       2.324       2.678
          30-Jun-90                    16.96        2.58       3.224
          30-Sep-90                    14.86       2.343       2.825
          31-Dec-90    1990               16       2.843         3.6
          31-Mar-91                    18.04       3.206       4.059
          30-Jun-91                    18.13       3.365       4.242
          30-Sep-91                    18.74       3.609       4.385
          31-Dec-91    1991            20.02       4.142       4.757
          31-Mar-92                    20.17       4.173       4.792
          30-Jun-92                    19.84       4.202       4.883
          30-Sep-92                    20.95        4.56       5.156
          31-Dec-92    1992            21.64       4.919       5.355
          31-Mar-93                    21.72       4.938       5.374
          30-Jun-93                    21.38       4.949        5.29
          30-Sep-93                     21.4        5.06       5.295
          31-Dec-93    1993            22.06       5.486       5.511
          31-Mar-94                    21.23       5.279       5.303
          30-Jun-94                    20.91       5.297       5.223
          30-Sep-94                    21.79       5.628       5.443
          31-Dec-94    1994            21.34       5.766       5.649
          31-Mar-95                    23.43       6.331       6.202
          30-Jun-95                    23.84       6.565       6.481
          30-Sep-95                    24.66       6.902       6.704
          31-Dec-95    1995            25.81    7.481707    7.592308
          31-Mar-96                    26.37    7.644038    7.757039
          30-Jun-96                    26.04     7.69294    8.800398
          30-Sep-96                    26.45    7.919352     8.93896
          31-Dec-96    1996             27.5    8.468123    9.773039
          31-Mar-97                    28.03    8.631326    9.961393

NOTE:      This graph illustrates the results of $10,000 invested in Wayne
           Hummer Growth Fund on December 31, 1983. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                         INVESTING IN STOCK MUTUAL FUNDS

WHAT ADVANTAGES DOES INVESTING IN A STOCK FUND HAVE OVER BUYING INDIVIDUAL
STOCKS?
   The key advantages of a stock fund over an individual stock are:
   1. Diversification--A mutual fund gives you ownership in a portfolio of many different stocks. When you buy individual stocks, your fortunes are tied to a single company.
   2. Affordability--It would take tens of thousands of dollars to assemble a well-diversified portfolio of individual stocks. Stock mutual funds give you ownership of a diversified stock portfolio for around $1,000.
   3. Full-time professional management--Experienced stock analysts and managers select stocks for the portfolio and closely monitor the quality of all holdings on an ongoing basis using information resources not readily available to individual investors.

ARE THERE ANY DISADVANTAGES?
When you own individual stocks, you receive a great deal of information from the company about its performance and strategies for the future in the form of quarterly and annual reports. Also, you can vote on issues at the company's annual meeting. When you own shares of a stock mutual fund, you receive information about fund performance, but not about each company in the portfolio.

WHAT ARE THE RISKS OF INVESTING IN STOCKS?
Stock investors are subject to market risk, which is the risk that the price of their stock will decline in value. Of course, the potential benefit is that their stock will increase in value. Stock market investing is often characterized as being very risky. Studies have shown that, indeed, it is very risky--for two types of investors:

   1. Those who attempt to time the market.
   2. Those who invest for only a short period of time.

Long-term stock investors, by contrast, have fared well. According to a study by Ibbotson Associates, the risk of loss in the stock market goes down over time. Between 1926 and 1995, a one-year investment in the Standard & Poor's 500 would have increased 71% of the time and decreased 29%. Over five years, it would have increased 89% and decreased 11%. A 15-year investment, however, would have increased 100% of the time.

WHAT SHOULD AN INVESTOR LOOK FOR IN A STOCK FUND?
The temptation is to look solely at performance and pick a fund at the top of the performance charts. However, past performance is no guarantee of future results. It is far more important to examine a fund's structural and portfolio characteristics to determine if that fund is appropriate for you and your investment goals. Some key characteristics to examine are as follows:

   1. What type of stocks does the fund invest in?
      Large and mid capitalization companies tend to perform differently than small capitalization companies. Small capitalization and international stocks are subject to higher volatility than other types of stocks, so experts advise keeping investment in these stocks to about 20 or 30% of your total portfolio. Market capitalization is the value of a company as determined by the market price of its stock.

   2. How long has it been in business?
      You might have more confidence in a relatively new fund if it is offered by an established firm.

   3. How long has the portfolio manager been with the fund?
      If he or she is new to the fund you can be buying an unknown quantity.

   4. What percentage of total assets does the fund hold in its largest positions?
      The greater the portfolio concentration, the less diversified the fund. This can make the fund more volatile on both the up and down side.

   5. What percentage of total assets does the fund hold in cash?
      The higher the percentage held in cash, the more conservative the fund.

Finally, if you are comfortable with the characteristics of a fund, take a look at long-term performance. Remember that experience shows it is much more beneficial to stay in a fund for the long-term, instead of trying to time the market.



                          STATEMENT OF ASSETS AND LIABILITIES
                                                                      March 31,
ASSETS                                                                     1997
                                                                      ---------


Investments, at value (Cost: $64,503,522)....................      $104,028,097
Cash.........................................................            72,025
Receivable for Fund Shares sold..............................            49,175
Dividends receivable.........................................           146,375
Prepaid expenses.............................................            14,459
Insurance deposit........................ ...................             3,846
                                                                    -----------
              Total assets...................................       104,313,977

LIABILITIES AND NET ASSETS
Due to Wayne Hummer Management Company.......................            72,075
Accounts payable.............................................            27,424
                                                                   ------------
              Total liabilities..............................            99,499
                                                                   ------------
Net assets applicable to 3,718,059 Shares outstanding,
no par value, equivalent to $28.03 per Share.................      $104,214,478
                                                                   ============

ANALYSIS OF NET ASSETS
Paid-in capital..............................................     $  60,727,226
Net unrealized appreciation of investments...................        39,524,575
Undistributed net realized gain on sales of investments......         3,769,744
Undistributed net investment income.........................            192,933
                                                                   ------------
Net assets applicable to Shares outstanding...................     $104,214,478
                                                                   ============
THE PRICING OF SHARES
Net asset value, offering and redemption price per Share
($104,214,478 / 3,718,059 Shares outstanding)                      $      28.03
                                                                   ============


                             STATEMENT OF OPERATIONS
                                                                       Year
                                                                       ended
                                                                      March 31,
INVESTMENT INCOME:                                                     1997
                                                                      ---------


   Dividends.................................................       $ 1,899,940
   Interest .................................................           108,484
                                                                      ---------
              Total investment income.......................          2,008,424

EXPENSES:
   Management fee............................................           817,835
   Transfer agent fees.......................................            54,920
   Professional fees.........................................            35,764
   Custodian fees............................................            20,500
   Trustee fees..............................................            19,956
   Portfolio accounting fees.................................            17,043
   Registration costs........................................            10,293
   Other.....................................................            36,892
                                                                   ------------
              Total expenses.................................         1,013,203
                                                                   ------------
Net investment income........................................           995,221
                                                                   ------------
Net realized gain on sales of investments....................         4,861,756
Change in net unrealized appreciation........................         5,425,276
                                                                   ------------
Net gain on investments.....................................         10,287,032
                                                                   ------------
Net increase in net assets resulting from operations........       $ 11,282,253
                                                                   ============
                See accompanying notes to financial statements.


                       STATEMENT OF CHANGES IN NET ASSETS

                                                        Year ended March 31,
                                                       1997             1996
OPERATIONS:


  Net investment income......................    $    995,221      $  1,263,927
  Net realized gain on sales of investments..       4,861,756         4,173,633
  Change in net unrealized appreciation......       5,425,276         9,280,681
                                                 ------------      ------------
Net increase in net assets resulting
  from operations ...........................      11,282,253        14,718,241

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income......................     (1,127,423)       (1,237,815)
  Net realized gain on investments...........     (3,830,121)       (1,872,634)
                                                 ------------       -----------
Total dividends to Shareholders..............     (4,957,544)       (3,110,449)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares sold..................       5,813,237         6,451,170
  Shares issued upon reinvestment of dividends      4,796,167         2,991,110
                                                  ------------      -----------
                                                   10,609,404         9,442,280
  Less payments for Shares redeemed...........     15,327,845        13,211,590
                                                  ------------      -----------
Decrease from Capital Share transactions......    (4,718,441)       (3,769,310)

Total increase in net assets..................      1,606,268         7,838,482

NET ASSETS:
  Beginning of year...........................    102,608,210        94,769,728
                                                  -----------       -----------
  End of year (including undistributed net
  investment income of $192,933 and $325,135
    at March 31, 1997 and 1996, respectively).   $104,214,478      $102,608,210
                                                 ============      ============


                              FINANCIAL HIGHLIGHTS

(For a Share outstanding throughout each year)


                                                                    Year ended March 31,

                                               1997           1996          1995          1994           1993
                                               ----           ----          ----          ----           ----


Net asset value, beginning of year.......    $  26.37     $  23.43        $ 21.23       $ 21.72        $ 20.17

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................        0.26         0.32           0.32          0.28           0.28
  Net realized and unrealized gains (losses)
    on investments.......................        2.69         3.41           2.40         (0.42)          1.70
                                              -------       -------        ------        ------         ------
Total from investment operations.........        2.95         3.73           2.72         (0.14)          1.98

LESS DISTRIBUTIONS:
  Dividends from net investment income...       (0.29)       (0.31)         (0.31)        (0.28)         (0.29)
  Distributions from net realized gain
   on investments ......................        (1.00)       (0.48)         (0.21)        (0.07)         (0.14)
                                             ---------    ----------      --------        ------         -----
Total distributions......................       (1.29)       (0.79)         (0.52)        (0.35)         (0.43)
                                             ---------    ----------      --------        ------         -----
Net asset value, end of year.............    $  28.03     $  26.37        $ 23.43       $ 21.23        $ 21.72
                                             =========    ==========      ========        ======         =====

Total Return.............................       11.61%      16.15%         13.04%        (0.69%)         9.94%

RATIOS AND SUPPLEMENTARY DATA:
  Net assets, end of year ($000's).......      104,214     102,608         94,770         92,391        93,198
  Ratio of expenses to average net assets        0.99%       1.06%          1.07%          1.07%         1.12%
  Ratio of net investment income to average
    net assets    .......................       0.97%        1.29%          1.44%          1.33%         1.41%
  Portfolio turnover rate................          9%           6%             3%             2%            1%
  Average commission rate................      0.0551          --             --             --            --

                      See accompanying notes to financial statements.



                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1997

                                         NUMBER
                                           OF
COMMON STOCKS (98.3%)                    SHARES         VALUE
                                        ---------      ---------


AUTO & MACHINERY 8.6%

Echlin Inc.                                35,000   $  1,190,000
Illinois Tool Works, Inc.                  65,000      5,305,625
Regal-Beloit Corporation                  100,000      2,450,000
                                                       ----------
                                                       8,945,625

BANKS 5.7%

First of America Bank Corporation          35,000      2,091,250
Northern Trust Corporation                 75,000      2,812,500
UMB Financial Corporation                  27,172      1,073,294
                                                       ----------
                                                       5,977,044

CHEMICAL 11.3%

Avery Dennison Corporation                 70,000      2,695,000
Morton International, Inc.                120,000      5,070,000
RPM, Inc.                                 100,000      1,662,500
Schulman (A.), Inc.                       125,000      2,375,000
                                                       ----------
                                                       11,802,500

COMMUNICATION EQUIPMENT 3.9%

QUALCOMM Incorporated (c)                  40,000      2,255,000
Motorola, Inc.                             30,000      1,811,250
                                                       ----------
                                                       4,066,250

ELECTRICAL/ELECTRONICS 8.6%

AMP Incorporated                           40,000      1,375,000
Applied Materials, Inc. (c)                50,000      2,318,750
Emerson Electric Co.                       80,000      3,600,000
Thomas & Betts Corporation                 40,000      1,710,000
                                                       ----------
                                                       9,003,750

FOOD, BEVERAGE & HOUSEHOLD 10.3%

McCormick & Company, Incorporated          100,000     2,450,000
PepsiCo, Inc.                               40,000     1,305,000
Rubbermaid Incorporated                    100,000     2,487,500
Sara Lee Corporation                        80,000     3,240,000
Smucker (The J. M.) Company Class B         80,000     1,260,000
                                                      ----------
                                                      10,742,500

HEALTH CARE & PHARMACUTICALS 12.2%

Abbott Laboratories                         40,000     2,245,000
C.R. Bard, Inc.                             60,000     1,710,000
MedPartners, Inc. (c)                       43,862       932,068
Patterson Dental Company (c)                50,000     1,700,000
R. P. Scherer Corporation (c)               85,000     4,409,375
STERIS Corporation (c)                      30,000       731,250
Tecnol Medical Products, Inc. (c)           60,000       945,000
                                                      ----------
                                                      12,672,693

INSURANCE 10.0%

AON Corporation                             30,000     1,837,500
Cincinnati Financial Corporation            49,612     3,485,243
Ohio Casualty Corporation                   50,000     2,056,250
Old Republic International Corporation     120,000     3,075,000
                                                       ---------
                                                      10,453,993

MERCHANDISING & DISTRIBUTION 3.8%

Arbor Drugs, Inc.                          100,000     1,750,000
Fastenal Company                            30,000     1,050,000
The Gap, Inc.                               35,000     1,172,500
                                                      ----------
                                                       3,972,500

OIL & GAS 2.5%

Burlington Resources, Inc.                  60,000     2,565,000

PAPER & FOREST PRODUCTS 7.3%

Albany International Corp. Class A         100,000     2,062,500
Consolidated Papers, Inc.                   55,000     2,866,875
Sonoco Products Company                    100,000     2,700,000
                                                      ----------
                                                       7,629,375

PUBLISHING & MEDIA 3.8%

Interpublic Group of Companies, Inc.        75,000     3,956,250

SERVICES 3.8%

H & R Block, Inc.                           60,000     1,762,500
Choice Hotels International, Inc. (c)      100,000     1,350,000
Olsten Corporation                          50,000       806,250
                                                      ----------
                                                       3,918,750

MISCELLANEOUS 6.5%

Bacou USA, Inc. (c)                         65,000       975,000
The Boeing Company                          30,000     2,958,750
Pall Corporation                           120,000     2,775,000
                                                      ----------
                                                       6,708,750
                                                      ----------
Total Common Stocks (Cost: $62,890,405)              102,414,980



PORTFOLIO OF INVESTMENTS (CONTINUED)

SHORT-TERM INVESTMENTS (1.5%)
                                               MATURITY DATE PRINCIPAL
                                       RATE %  (1997)      AMOUNT       VALUE
                                       ---------------  ------------  --------


General Electric Capital Corp.          5.382     04/11  $ 300,000   $  299,558
United States Treasury Bill             5.086     05/15    303,000      301,154
United States Treasury Bill             5.163     05/29    202,000      200,357
United States Treasury Bill             5.168     06/05    807,000      799,644
United States Treasury Bill             5.654  02/05/98     13,000       12,404
                                                                   ------------
   Total Short-Term Investments (Cost: $1,613,117)                    1,613,117
                                                                   ------------

TOTAL INVESTMENTS (Cost: $64,503,522) (99.8%)                       104,028,097
CASH AND OTHER ASSETS, LESS LIABILITIES (0.2%)                          186,381
                                                                   ------------
NET ASSETS (100.0%)                                                $104,214,478
                                                                   ============

 NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Interest rates on money market instruments represent annualized yield to date of maturity.
(b) Based on the cost of investments of $64,503,522 for federal income tax purposes at March 31, 1997, the aggregate gross unrealized appreciation was $41,578,748, the aggregate gross depreciation was $2,054,173 and the net unrealized appreciation of investments was $39,524,575.
(c)      Non-income producing security.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
   Wayne Hummer Investment Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of two investment portfolios, the Wayne Hummer Growth Fund and the Wayne Hummer Income Fund, each operating as a separate mutual fund. Presented herein are the financial statements of the Wayne Hummer Growth Fund (the "Fund"). The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value. The investment objective of the Fund is to achieve long-term capital growth.

1. SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION
   Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's closing bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

   Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On April 23, 1997, an ordinary income dividend of $0.06 per Share and a long-term capital gain dividend of $1.02 were declared, payable April 23, 1997, to Shareholders of record on April 23, 1997.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the Voting Members of Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 1997, the Fund incurred management fees of $817,835.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

   Wayne Hummer Investments LLC serves as Distributor and Shareholder Service Agent without compensation from the Fund.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1997, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $19,956.

5. INVESTMENT TRANSACTIONS
   Investment transactions (excluding money market instruments) are as follows:

                         Year ended
                       March 31, 1997
                        -------------

   Purchases             $ 8,696,045
   Proceeds from sales   $13,170,404

6. FUND SHARE TRANSACTIONS
   Proceeds and payments on Fund Shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares:

                                             Year ended March 31,
                                             1997           1996
                                          -----------    -----------

   Shares sold                              217,693        260,713
   Shares issued upon reinvestment
   of dividends                             183,754        120,173
                                          -----------    -----------
                                            401,447        380,886
   Shares redeemed                         (574,850)      (534,552)
                                          -----------    -----------
   Net decrease in Shares outstanding      (173,403)      (153,666)
                                          ===========    ===========

7. FEDERAL TAX STATUS OF 1996 DIVIDENDS
   The income dividend is taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 1996 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

                         REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Growth Fund as of March 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Growth Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
May 2, 1997

==============================================================================
BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss                                   MEMBER OF
Patrick B. Long                                   100% NO-LOAD(TM) MUTUAL FUND
Eustace K. Shaw                                                    COUNCIL
==============================================================================
Wayne Hummer
Investment LLC

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

300 South Wacker Drive
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(414) 734.1474 (local)

            WAYNE
           HUMMER
           GROWTH
            FUND


           Annual
          Financial
         Statements

        March 31, 1997

        WAYNE HUMMER
        GROWTH FUND
   300 South Wacker Drive
   Chicago, IL 60606-6607